UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): December 17, 2004

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Affiliated Computer Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12665 (Commission File Number)	51-0310342 (IRS Employer Identification No.)

2828 North Haskell Avenue Dallas, Texas (Address of principal executive offices)	75204 (Zip Code)

Registrant’s telephone number, including area code: (214) 841-6111

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

     On December 17, 2004, Affiliated Computer Services, Inc., a Delaware corporation (“ACS”), issued a press release announcing that ACS, ACS Merger Corp., a Delaware corporation and wholly owned subsidiary of ACS (“Acquisition Sub”), and Superior Consultant Holdings Corporation, a Delaware corporation (“Superior”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the Merger Agreement, Acquisition Sub will make a cash tender offer for all of the outstanding shares of common stock, $.01 par value per share of Superior at $8.50 per share, upon the terms and conditions of the Merger Agreement. If successful, upon completion of the tender offer, any remaining shares of Superior will be acquired by ACS in a cash merger at the same price pursuant to the Merger Agreement. A copy of the Company’s press release is published on the Company’s web site at http://www.acs-inc.com and attached hereto as Exhibit 99.1.

     Statements contained in the Exhibits to this Form 8-K about the Company’s outlook and all other statements therein other than historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the provisions of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended (which Sections were adopted as part of the Private Securities Litigation Reform Act of 1995). These forward-looking statements and all references to financial estimates rely on a number of assumptions concerning future events and are subject to a number of uncertainties and other factors, many of which are outside the Company’s control, that could cause actual results to differ materially from such statements. While the Company believes that the assumptions concerning future events are reasonable, it cautions that there are inherent difficulties in predicting certain important factors, including: loss of, or reduction of business from, clients; termination of all or a part of a contract by a client or deterioration of the financial condition of a client; competition; difficulties in executing our acquisition strategy; failure to properly manage our operations and our growth; termination rights, audits and investigations of our government clients; exercise of contract termination provisions and service level penalties; pricing risks; loss of significant software vendor relationships; intellectual property infringement claims; rapid technological changes; federal and state laws relating to individually identifiable information; budget deficits at, or fluctuations in the number of requests for proposals issued by, state and local governments and their agencies; international risks; armed hostilities and terrorist attacks; failure to attract and retain necessary technical personnel and skilled management and qualified subcontractors; servicing risks related to loan portfolios we administer; disruption in utility or network services; and indemnification risk. These factors, when applicable, are discussed in the Company’s filings with the Securities and Exchange Commission, including the most recent Form 10-Q, a copy of which may be obtained through the Company without charge. The Company disclaims any intention or obligation to revise any forward-looking statements, including financial estimates, whether as a result of new information, future event, or otherwise.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits

Exhibit Number	Exhibit Title
99.1	Press release dated December 17, 2004

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFILIATED COMPUTER SERVICES, INC.
Date: December 17, 2004	By:	/s/Warren D. Edwards
		Name:	Warren D. Edwards
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Affiliated Computer Services, Inc. Press Release dated December 17, 2004